PACIFIC GLOBAL FUND, INC.

D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED FEBRUARY 22, 2010

TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

AS SUPPLEMENTED JANUARY 4, 2010 AND FEBRUARY 5, 2010

This Supplement updates information contained in the Statement of Additional Information for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2009 as supplemented January 4, 2010 and February 5, 2010.  Please keep this Supplement together with your Prospectus and Statement of Additional Information for future reference.

Information pertaining to Thomas Brinker appearing under the heading “MANAGEMENT OF THE COMPANY AND ITS FUNDS” on pages 23 through 25 is deleted effective February 12, 2010.